Exhibit 10.1

Voting and Exchange Agreement

This Voting and Exchange Agreement (this “Agreement”) is entered into as of the Effective Date by and among Dillard’s, Inc., a Texas corporation (the “Company”), and each of the undersigned persons (each a “Stockholder” and collectively, the “Stockholders”). The Company and the Stockholders are referred to herein as the “Parties” and each, a “Party.”

WHEREAS, each of the Stockholders anticipates becoming a record holder of shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock”);

WHEREAS, the Stockholders and the Company desire to enter into this Agreement to ensure that, following the Effective Date, (a) the Company retains its status as a “controlled company” under the listing rules of the New York Stock Exchange (or any successor stock exchange), (b) the Stockholders vote their shares of Class B Common Stock in a consistent and unified manner and (c) all shares of Class B Common Stock subject to this Agreement are held only by Lineal Descendants (as defined below) of William Thomas Dillard and other Permitted Transferees (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Stockholders, intending to be legally bound, do hereby agree as follows:

1.Definitions. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.
(a)“Authorized Representative” means an Owner of Subject Shares that is elected to serve as an “Authorized Representative” under this Agreement as contemplated in Section 3.
(b)“Class A Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company.
(c)“Effective Date” means the date on which the Subject Shares set forth on Schedule 1 attached hereto are issued to the Stockholders.
(d)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(e)“Fair Market Value” means, with respect to a Subject Share (i) if there exists a public market for the shares of Class A Common Stock, either the closing price per share of Class A Common Stock for the last market trading day prior to the date of determination (if traded on a national securities exchange) or the average between the reported high and low bid and asked prices of the Class A Common Stock on the most recent date on which shares of Class A Common Stock were publicly traded (if traded over the counter) and (ii) if there does not exist a public market for the shares of the Class A Common Stock, then such amount as determined in good faith by the Authorized Representatives.
(f)“Governmental Entity” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulatory organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.
(g)“Incapacity” of an Authorized Representative shall be determined to arise without the necessity of any judicial proceeding if each of the other Authorized Representatives determines that the Authorized Representative in question is no longer capable, because of physical or mental disease, accident or disability, age or infirmity, of conducting his or her duties set forth in this Agreement with the care, skill and diligence with which he or she has customarily conducted such matters.
(h)“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Entity.
(i)“Lineal Descendant” of a person means an individual in the direct line of descent of such person including, but not limited to, a child or grandchild, and shall include only lineal descendants by and through birth or by legal adoption of an individual who has not attained age 18 at the time of such adoption.
(j)“Own” or “Ownership” means record ownership of securities.
(k)“Owner” means the Person who Owns the referenced securities.
(l)“Permitted Transfer” means a Transfer of Subject Shares by a Stockholder to a Permitted Transferee; provided that the transferring Stockholder is not then in breach of any provision of this Agreement.
(m)“Permitted Transferee” means (i) a Lineal Descendant of William Thomas Dillard; (ii) a surviving spouse of a Lineal Descendant of William Thomas Dillard; (iii) a trust, the sole current and remainder beneficiaries of which, at all times that the trust is the Owner of Subject Shares, are persons described in clause (i) or (ii); or (iv) a corporation, limited liability company or other entity of which, at all times that such entity is the Owner of Subject Shares, all of the equity ownership is Owned by persons described in clause (i) or (ii) or by a trust or trusts described in clause (iii); in each case, provided such transferee executes a joinder to this Agreement and agrees to be bound by and subject to the terms of this Agreement as a Stockholder hereunder.
(n)“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Entity, unincorporated organization, trust, association or other entity.

(o)“Pro Rata Portion” means, with respect to any Stockholder desiring to acquire shares of Class B Common Stock pursuant to Section 6(c), the number of shares of Class B Common Stock equal to the product of (i) the total number of Subject Shares that are subject to the proposed Transfer, multiplied by (ii) a fraction (x) the numerator of which is the total number of Subject Shares owned by such acquiring Stockholder, and (y) the denominator of which is the total number of Subject Shares owned by all of the Stockholders who deliver Exercise Notices indicating a desire to acquire shares of Class B Common Stock pursuant to Section 6(c).
(p)“Subject Shares” means all shares of Class B Common Stock Owned by the Stockholders or any of them.
(q)“Transfer” means any direct or indirect transfer, sale, offer, exchange, assignment, gift, pledge, conveyance of any legal or Ownership interest in, or other disposition (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law, or otherwise), encumbrance or conversion (including, for the avoidance of doubt, a conversion of shares of Class B Common Stock into shares of Class A Common Stock other than as contemplated by Section 6(c)(vi)), whether voluntary or involuntary. Without limiting the foregoing, a Transfer includes any disposition or purported disposition resulting from death, intestacy, succession, bankruptcy, insolvency or receivership proceeding, foreclosure, execution, levy or other creditor process, divorce, legal separation, domestic relations or community property order or agreement, court order, or any similar process (each, an “Involuntary Transfer”).
2.Representations of Each Stockholder. Each Stockholder, severally and not jointly, hereby represents and warrants to each other Stockholder that:
(a)Ownership of Shares. As of the Effective Date, such Stockholder: (i) will be the Owner of, and will have good and marketable title to the Subject Shares set forth adjacent to such Stockholder’s name on Schedule 1 attached hereto, free and clear of any proxy, voting restriction, adverse claim, or other liens, other than those created by this Agreement or under applicable federal or state securities laws; and (ii) except as otherwise provided in this Agreement, will have the sole voting and sole disposition power over such Subject Shares. Except pursuant to this Agreement, there are no options, warrants, or other rights, agreements, arrangements, or commitments of any character to which such Stockholder is a party relating to the pledge, disposition, or voting of any of such Subject Shares and there are no voting trusts or voting agreements with respect to such Subject Shares.
(b)Power and Authority; Binding Agreement. Such Stockholder has full power and authority and legal capacity to enter into, execute, and deliver this Agreement and to perform fully such Stockholder’s obligations hereunder (including delivering the proxy described in Section 4(b) below). This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar Laws affecting creditors’ rights generally.
(c)No Conflict. The execution and delivery of this Agreement by such Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law applicable to such Stockholder or result in any breach or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of any lien on any of such Stockholder’s Subject Shares pursuant to, any agreement or other instrument or obligation (including organizational documents) binding upon such Stockholder or any of such Stockholder’s Subject Shares.
(d)No Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any Governmental Entity or any other Person on the part of such Stockholder is required in connection with the valid execution, delivery, or performance of this Agreement, except for filings as may be required (i) by any federal or state securities Laws or (ii) by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
(e)No Litigation. There is no action, suit, investigation, or proceeding (whether judicial, arbitral, administrative, or otherwise) (each an “Action”) pending against, or, to the knowledge of such Stockholder, threatened against or affecting, such Stockholder that could reasonably be expected to materially impair or materially adversely affect the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated by this Agreement on a timely basis.
3.Authorized Representatives.
(a)The Stockholders shall from time to time elect, by a majority vote of the Subject Shares, three (3) individuals from among the Owners of the Subject Shares to serve as Authorized Representatives hereunder. Each Authorized Representative shall serve in such capacity under this Agreement until his or her earlier death, Incapacity, resignation or removal. Any Authorized Representative may be removed at any time for any reason or no reason upon a majority vote of the Subject Shares.
(b)The Authorized Representatives shall initially be (i) William Thomas Dillard II, (ii) Dennis Alexander Dillard and (iii) James Michael Dillard.
4.Agreement to Vote Shares; Irrevocable Proxy.
(a)Agreement to Vote and Approve. With respect to any matter that requires or permits the vote of the Subject Shares, each Stockholder irrevocably and unconditionally agrees during the term of this Agreement to vote his or her Subject Shares on such matter in such a manner as determined by a majority of the Authorized Representatives (which, for the avoidance of doubt, shall also include an abstention from voting if so determined by a majority of the Authorized Representatives). The foregoing obligation shall apply regardless of whether the vote is taken at a meeting of stockholders of the Company or pursuant to an action or approval by written consent of stockholders of the Company.
(b)Irrevocable Proxy. Each Stockholder hereby appoints each Authorized Representative, each successor Authorized Representative and any designee of any Authorized Representative or successor Authorized Representative, and each of them individually, until the Expiration Time (as defined below) (at which time this proxy shall automatically be revoked), as its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Subject Shares in accordance with Section 4(a). This proxy and power of attorney is given to secure the performance of the duties of each Stockholder under this Agreement. Each Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by each Stockholder hereunder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by a Stockholder with respect to any of the Subject Shares. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.
5.No Voting Trusts or Other Arrangement. Each Stockholder agrees that, during the term of this Agreement, such Stockholder will not, and will not permit any Person under such Stockholder’s control to, deposit any of the Subject Shares in a voting trust, grant any proxies with respect to the Subject Shares, or subject any of the Subject Shares to any arrangement with respect to the voting of the Subject Shares, in each case other than those set forth herein.
6.Transfer and Encumbrance.
(a)Generally. Each Stockholder agrees that during the term of this Agreement, such Stockholder will not Transfer any of the Subject Shares or enter into any contract, option, or other agreement with respect to, or consent to, a Transfer of any of the Subject Shares or such Stockholder’s voting or economic interest therein, except (i) for Permitted Transfers or (ii) as permitted by and in accordance with Section 6(b) below. Any attempted Transfer of Subject Shares or any interest therein that is not (A) a Permitted Transfer or (B) conducted in accordance with Section 6(b) shall be null and void ab initio, and the Company shall not record such Transfer or treat any purported transferee as the holder of Class B Common Stock for any purpose. For the avoidance of doubt, if following a Permitted Transfer, a Permitted Transferee shall cease to qualify as a Permitted Transferee hereunder, the actions or events causing such Person to no longer qualify as a Permitted Transferee hereunder shall constitute a “Transfer” hereunder.
(b)Transfers to Persons Other Than Permitted Transferees. Any Transfer or purported Transfer of Subject Shares to any Person who is not a Permitted Transferee will be effected and recognized if, and only if, prior to the consummation of such Transfer, the Stockholder desiring to Transfer Subject Shares (the “Transferring Stockholder”) (or, if

applicable, a Personal Representative (as defined below)) provides advance written notice thereof, including the number of Subject Shares to be Transferred (the “Transfer Notice”), to the Secretary of the Company, and the Subject Shares being Transferred shall have been Transferred in compliance with Section 6(c) below.
(c)Right of First Offer. Beginning on the Effective Date and ending at the Expiration Time, before a Transferring Stockholder may Transfer any Subject Shares (other than a Permitted Transfer), the Transferring Stockholder shall comply with the following terms and conditions:
(i)The Transfer Notice shall constitute the Transferring Stockholder’s offer to the Company and to the other Stockholders to initiate the transactions contemplated by this Section 6(c) with respect to the Subject Shares that the Transferring Stockholder proposes to Transfer (the “ROFO Shares”).
(ii)Within five (5) business days of receipt of the Transfer Notice, the Secretary of the Company shall provide written notice (the “ROFO Notice”) to each Stockholder (other than the Transferring Stockholder) of (A) the proposed Transfer, (B) the number of ROFO Shares, (C) such Stockholder’s right to acquire shares of Class B Common Stock and (D) the last day of the Election Period (as defined below). For a period of ten (10) days following the date the ROFO Notice is delivered (the “Election Period”), each other Stockholder may elect to purchase up to, but not more than, its Pro Rata Portion of the ROFO Shares by delivering to the Company an irrevocable written notice of exercise (an “Exercise Notice”) specifying the number of shares of Class B Common Stock it elects to acquire and whether it elects to acquire such shares of Class B Common Stock (A) by paying cash directly to the Transferring Stockholder or (B) through the Company-facilitated exchange mechanism described in this Section 6(c). If no Exercise Notice is delivered by a Stockholder within the Election Period, such Stockholder shall be deemed to have waived its rights with respect to such proposed Transfer.
(iii)At the close of the Election Period, the Company shall promptly (and in any event within (2) business days) deliver to the Transferring Stockholder and all Exercising Stockholders a written allocation notice setting forth each Exercising Stockholder’s Pro Rata Portion and the aggregate number of shares of Class B Common Stock to be purchased by all Exercising Stockholders. The total number of shares of Class B Common Stock to be purchased by the Exercising Stockholders shall not exceed the number of ROFO Shares specified in the Transfer Notice. For the avoidance of doubt, if the aggregate number of shares of Class B Common Stock elected to be purchased by the Exercising Stockholders is less than the number of ROFO Shares specified in the Transfer Notice, the unpurchased balance may be Transferred as set forth in Section 6(c)(v) below.
(iv)The closing of all purchases and exchanges under this Section 6(c) shall occur contemporaneously on a single date specified by the Company in the allocation notice, which date shall be not less than three (3) business days and not more than ten (10) business days after the end of the Election Period (the “ROFO

Closing”). Notwithstanding the foregoing, if the ROFO Closing would trigger an obligation of the Company or any Stockholder to make a public filing, report, or announcement (under the Exchange Act or otherwise) during a “blackout period,” the Administrator (as defined below) may determine that the ROFO Closing shall be delayed until the second (2nd) business day following the end of the “blackout period.” At the ROFO Closing:
(A)For each Exercising Stockholder that elected to acquire its Pro Rata Portion for cash, such Exercising Stockholder shall deliver to the Transferring Stockholder, by wire transfer of immediately available funds, an amount equal to the product of (x) the number of shares of Class B Common Stock to be purchased for cash by such Exercising Stockholder and (y) the Fair Market Value per share of Class B Common Stock as of the ROFO Closing, against delivery by the Transferring Stockholder of certificates or book-entry notations evidencing such shares of Class B Common Stock free and clear of all liens (other than restrictions under this Agreement and applicable securities laws).
(B)For each Exercising Stockholder that elected to acquire its Pro Rata Portion through the Company-facilitated exchange, (i) the Transferring Stockholder shall surrender to the Company the applicable number of shares of Class B Common Stock, and concurrently receive from the Company an equal number of newly issued shares of Class A Common Stock, in an exchange intended to be exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) such Exercising Stockholder shall surrender to the Company a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock such Exercising Stockholder elects to acquire, and concurrently receive from the Company an equal number of newly issued shares of Class B Common Stock, in an exchange intended to be exempt from registration under Section 3(a)(9) of the Securities Act, and (iii) the Transferring Stockholder and such Exercising Stockholder shall not make or receive any cash payment in respect of such exchanged shares. The Company shall not receive any commission or other remuneration for effecting such exchanges.

All deliveries shall be made against customary stock powers and transfer instruments reasonably acceptable to the Company and the participating Stockholders, and the Company shall make, as applicable, appropriate entries in its books and records to reflect the transactions described in this Section 6(c).

(v)In the event of any Involuntary Transfer or proposed Involuntary Transfer to any Person who is not a Permitted Transferee, the Transferring Stockholder or, if applicable, any executor, administrator, trustee in bankruptcy, receiver, spouse or former spouse, or other personal representative, fiduciary or transferee by operation of Law (each, a “Personal Representative”) shall promptly, and in any event within five (5) business days after becoming aware of such

Involuntary Transfer or proposed Involuntary Transfer, deliver a Transfer Notice in accordance with Section 6(b). If a Transfer Notice is not delivered within such period, the Company may (but shall not be obligated to) deliver a ROFO Notice on behalf of the Transferring Stockholder or the Personal Representative, as applicable, based on the information then available to the Company, and such ROFO Notice shall be effective for all purposes of this Section 6(c). Each Personal Representative shall be bound by, and shall perform, the obligations of the Transferring Stockholder under this Agreement. No Involuntary Transfer (other than a Permitted Transfer) shall be effective to convey any interest in Subject Shares except in compliance with this Section 6.
(vi)If any of the Subject Shares that are the subject of the proposed Transfer are not (A) acquired by the other Stockholders for cash pursuant to this Section 6(c) or (B) exchanged in a Company-facilitated exchange pursuant to this Section 6(c), then such remaining Subject Shares may thereafter be Transferred without restriction, provided such Subject Shares have been converted to shares of Class A Common Stock prior to such Transfer. Any Subject Shares Transferred and converted into shares of Class A Common Stock pursuant to this Section 6(c)(vi) shall, following such Transfer, no longer constitute Subject Shares under this Agreement.
(vii)All Transfers and exchanges under this Section 6(c) shall be subject to compliance with the Texas Business Organizations Code, the Company’s organizational documents, applicable federal and state securities laws (including the Securities Act), the rules of any national securities exchange on which the Company’s securities are listed, and any contractual restrictions to which the Company is subject. Each Stockholder shall execute and deliver such additional instruments and take such further actions as may be reasonably necessary to effect the transactions contemplated hereby, including providing customary representations regarding title, authority and non-contravention.
(d)The rights and obligations set forth in this Section 6 are in addition to, and not in limitation of, the other provisions of this Agreement, including the grant of irrevocable proxy and the agreement to vote as provided herein. No failure or delay by any Party in exercising any right, power or privilege under this Section 6 shall operate as a waiver thereof.
(e)The Secretary of the Company or such other officer or person as the Secretary may designate in writing (the Secretary, together with any such designee, the “Administrator”) shall have the exclusive authority and discretion to administer and interpret this Section 6, to resolve any and all questions, conflicts, ambiguities or inconsistencies arising under this Section 6 (including with respect to the timing, sufficiency and content of any notices), and to make any and all determinations and take any and all actions the Administrator deems necessary or advisable to implement the provisions of this Section 6. All decisions, interpretations and determinations of the Administrator made in good faith shall be final, conclusive and binding on all Parties and all other Persons claiming any rights or interests hereunder, and shall not be subject to de novo review. No Stockholder shall have any claim against the Administrator or the Company arising from any action taken or omitted by the Administrator in connection with the administration of this Section 6, except to the extent such action or omission constitutes fraud, willful misconduct or bad faith. The Administrator may rely in good faith on information provided by any Party, on the advice or opinion of legal counsel, accountants, valuation experts or other advisors selected by the Administrator, and on the Company’s books and records, and shall be fully protected in so relying.
7.Additional Shares. Each Stockholder agrees that all shares of Class B Common Stock that such Stockholder purchases, acquires the right to vote, or otherwise acquires Ownership of, after the execution of this Agreement and prior to the Expiration Time shall be subject to the terms and conditions of this Agreement and shall constitute Subject Shares for all purposes of this Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “Subject Shares” for all purposes of this Agreement.
8.Termination. This Agreement shall terminate upon (the “Expiration Time”) the mutual written consent of Stockholders holding at least ninety percent (90%) of the Subject Shares; provided, however, that (a) this Section 8 and Section 15 shall survive the termination of this Agreement and remain in full force and effect, and (b) nothing in this Section 8 shall relieve or otherwise limit the liability of any Stockholder for any intentional breach of this Agreement prior to such termination.
9.No Agreement as Director or Officer. Each Stockholder has entered into this Agreement solely in such Stockholder’s capacity as the Owner of the Subject Shares (and not in any other capacity, including any capacity as a director or officer of the Company). Nothing in this Agreement: (a) will limit or affect any actions or omissions taken by a Stockholder in such Stockholder’s capacity as a director or officer of the Company, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict a Stockholder from exercising such Stockholder’s fiduciary duties as a director or officer to the Company or its stockholders.
10.Further Assurances. Each Stockholder agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as any Authorized Representative may reasonably request to consummate and make effective the transactions contemplated by this Agreement.
11.Stop Transfer Instructions; Restrictive Legend.
(a)At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, each Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent (or in the absence of a transfer agent with respect to the Subject Shares, the Secretary of the Company or such other Person responsible for maintaining the stock transfer records with respect to the Subject Shares), that there is a stop transfer order with respect to all of the Subject Shares (and that this Agreement places limits on the voting and transfer of the Subject Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.
(b)Each of the Subject Shares shall be represented by physical stock certificates and shall be deposited with the Secretary of the Company who shall serve as custodian and retain possession of such stock certificates on behalf of the Owners thereof. Stock certificates representing the Subject Shares shall include thereon the following legend:

THESE SHARES ARE SUBJECT TO THE PROVISIONS OF A VOTING AGREEMENT THAT SUBJECT THE HOLDER OF THESE SHARES TO CERTAIN OBLIGATIONS OR LIABILITIES NOT OTHERWISE IMPOSED ON STOCKHOLDERS IN OTHER CORPORATIONS. NO TRANSFER, SALE, EXCHANGE, ASSIGNMENT, GIFT, PLEDGE, CONVEYANCE, ENCUMBRANCE, HYPOTHECATION, CONVERSION, OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH VOTING AGREEMENT. IN ADDITION, PURSUANT TO THE VOTING AGREEMENT, THESE SHARES ARE SUBJECT TO AN IRREVOCABLE PROXY. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH VOTING AGREEMENT. THE COMPANY WILL PROVIDE A FREE COPY OF THE VOTING AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST TO THE COMPANY'S PRINCIPAL PLACE OF BUSINESS.

12.Specific Performance. Each Stockholder acknowledges that it will be impossible to measure in money the damage to the other Stockholders if a Stockholder fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other Stockholders will not have an adequate remedy at law or in damages. Accordingly, each Stockholder agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other Stockholders have an adequate remedy at law. Each Stockholder agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other Stockholder’s seeking or obtaining such equitable relief.
13.Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the Parties with respect to the subject matter hereof and contains the entire agreement among the Parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by the Company and Stockholders holding at least ninety percent (90%) of the Subject Shares. No waiver of any provisions hereof by any Stockholder shall be deemed a waiver of any other provisions hereof by such

Stockholder, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such Stockholder.
14.Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of: (a) when delivered by hand (providing proof of delivery); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by email if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient. Such communications must be sent to a Stockholder at the address for such Stockholder set forth on Schedule 1 (or at such other address for a Stockholder as shall be specified in a notice given to all other Stockholders in accordance with this Section 14).
15.Miscellaneous.
(a)Governing Law. This Agreement, and all Actions (whether based on contract, tort, or statute) arising out of or relating to, or in connection with this Agreement or the actions of any of the Parties in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Arkansas without giving effect to any choice or conflict of law provision or rule (whether of the State of Arkansas or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Arkansas.
(b)Submission to Jurisdiction. Each of the Parties irrevocably agrees that any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any Party or its successors or assigns shall be brought and determined exclusively in Arkansas state court sitting in Pulaski County, Arkansas, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Action, in the United States District Court for the Eastern District of Arkansas. Each of the Parties agrees that service of process or other papers in connection with any such Action in the manner provided for notices in Section 14 or in such other manner as may be permitted by applicable Law, will be valid and sufficient service thereof. Each of the Parties hereby irrevocably submits with regard to any such Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 15(b); (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment, or otherwise); and (iii) to the fullest extent permitted by applicable Law, any claim that (x) the Action in such court is brought in an inconvenient forum, (y) the venue of such Action is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
(c)Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF AN ACTION; (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15(c).
(d)Severability; Rule Against Perpetuities. If any term or provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. If any term or provision of this Agreement shall be unlawful or void for violation of: (i) the rule against perpetuities or some analogous statutory provision; (ii) the rule restricting restraints on alienation; or (iii) any other statutory or common law rules imposing like or similar time limits, then such provision shall continue only for the shorter of (x) the term of such restriction, or (y) the period of the lives of the Stockholders as of the Effective Date, their now living descendants, if any, and the survivor of them, plus twenty-one (21) years.
(e)Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, email, DocuSign or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
(f)Interpretation. The section headings herein are for convenience of reference only, do not constitute part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a

Section, such reference shall be to a section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” As used herein, the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if,” and the word “or” is not exclusive. The definitions of terms defined herein shall apply equally to the singular and plural forms of such terms. The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder,” and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
(g)Assignment. No Party may assign any of its rights or obligations under this Agreement without the prior written consent of the other Parties. Subject to the immediately preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns. Any assignment contrary to the provisions of this Section 15(g) shall be null and void.
(h)No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person, other than the Parties and their respective successors and permitted assigns, any legal or equitable right, benefit, or remedy of any nature under or by reason of this Agreement.
(i)Spousal Acknowledgment. Each spouse or civil union partner of each Stockholder or “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of Subject Shares, to the extent applicable, shall execute a spousal consent and acknowledgement in the form attached hereto as Exhibit A pursuant to which such spouse or civil union partner, as applicable, shall agree to be bound by the terms and provisions of this Agreement.

[signature pageS follow]

IN WITNESS WHEREOF, the parties hereto have caused this Voting and Exchange Agreement to be duly executed as of the date first written above.

COMPANY:

Dillard’s, Inc.

By: /s/ Dean L. Worley
Name: Dean L. Worley
Title: Vice President and Secretary

STOCKHOLDERS:

/s/ James Michael Dillard
James Michael Dillard

/s/ Dennis Alexander Dillard
Dennis Alexander Dillard

/s/ Drue Dillard Corbusier
Drue Dillard Corbusier

/s/ Denise Dillard Mahaffy
Denise Dillard Mahaffy

/s/ William Thomas Dillard II
William Thomas Dillard II

/s/ William Thomas Dillard III
William Thomas Dillard III

/s/ Amanda Dillard Shufeldt
Amanda Dillard Shufeldt

/s/ Tabietha Tennant Dillard
Tabietha Tennant Dillard

[Signature Page to Voting and Exchange Agreement]

/s/ Charles Frederic Shufeldt
Charles Frederic Shufeldt

ACD Irrevocable Trust

By: /s/ Annemarie Cannell Dillard
Name: Annemarie Cannell Dillard
Title: Trustee

AMD Irrevocable Trust

By: /s/ Adrienne Michelle Dillard
Name: Adrienne Michelle Dillard
Title: Trustee

DADL Irrevocable Trust

By: /s/ Denise Alexandra Dillard Lucie
Name: Denise Alexandra Dillard Lucie
Title: Trustee

Ellen Wren Dillard QSST

By: /s/ William Thomas Dillard, III
Name: William Thomas Dillard, III
Title: Trustee

Georgia McRae Dillard QSST

By: /s/ William Thomas Dillard, III
Name: William Thomas Dillard, III
Title: Trustee

William Thomas Dillard IV QSST

By: /s/ William Thomas Dillard, III
Name: William Thomas Dillard, III
Title: Trustee

[Signature Page to Voting and Exchange Agreement]

Ellis Ava Dillard QSST

By: /s/ William Thomas Dillard, III
Name: William Thomas Dillard, III
Title: Trustee

Aiden Leigh Dillard QSST

By: /s/ Amanda Latimer Dillard Shufeldt
Name: Amanda Latimer Dillard Shufeldt
Title: Trustee

Anderson Todd Dillard QSST

By: /s/ Amanda Latimer Dillard Shufeldt
Name: Amanda Latimer Dillard Shufeldt
Title: Trustee

Margaret Amanda Shufeldt QSST

By: /s/ Amanda Latimer Dillard Shufeldt
Name: Amanda Latimer Dillard Shufeldt
Title: Trustee

Alexa Duval Shufeldt QSST

By: /s/ Amanda Latimer Dillard Shufeldt
Name: Amanda Latimer Dillard Shufeldt
Title: Trustee

Charlotte Frances Shufeldt QSST

By: /s/ Amanda Latimer Dillard Shufeldt
Name: Amanda Latimer Dillard Shufeldt
Title: Trustee

[Signature Page to Voting and Exchange Agreement]